UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 9, 2004
                                                         ----------------


                            Old Line Bancshares, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                000-50345                     20-0154352
          --------                ---------             ------------------------
 (State of Incorporation)  (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

             2995 Crain Highway
             Waldorf, Maryland                             20601
    ---------------------------------------             -----------
   (Address of Principal Executive Offices)             (Zip Code)


        Registrant's Telephone Number, Including Area Code: 301-645-0333
                                                            ------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

         On February 9, 2004, the registrant issued a press release announcing a quarterly cash dividend in the amount of $.03 per share payable March 15, 2004 to shareholders of record as of March 1, 2004. A copy of the release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:


                           99.1  Press Release dated February 9, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 9, 2004, the Registrant announced its earnings for the quarter ended December 31, 2003. For further information, reference is made to the Registrant's press release, dated February 9, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 12 of Form 8-K.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OLD LINE BANCSHARES, INC.


Date:  February 9, 2004                 By:  /s/ James W. Cornelsen
                                            ------------------------------------
                                                 James W. Cornelsen, President